EXHIBIT 99.4

                        REVOLVING CREDIT PROMISSORY NO IL

$7,500,000.00                                                  September 1, 2005


      FOR VALUE RECEIVED, the undersigned ACORN HOLDING CORP. and VALENTEC SYS I EMS, INC., its wholly owned subsidiary, each a Delaware corporation (together, "Makers"), jointly and severally promise to pay to the order of ROCKLAND CREDIT FINANCE LLC, a Maryland limited liability company (which, together with its successors, endorsees and assigns, is hereinafter referred to as "Lender"), at 6 Park Center Court, Owings Mills, MD 21117, or such other place as Lender shall designate from time to time, the principal sum of SEVEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($7,500,000.00) (the "Principal Sum"), or so much thereof as may be advanced by Lender pursuant to the Agreement (as hereinafter defined), together with interest thereon at the Applicable Rate and Lender's Processing Fee, in a single payment of principal and accrued interest and fees on the Line of Credit Termination Date.

      This Note is being delivered in connection with that certain Master Factoring Agreement between Makers and Lender and Addendum No. 1 thereto (together, the "Agreement"), each dated the date hereof. Capitalized terms used but not defined in this Note have the meanings ascribed to such terms in the Agreement.

      Lender is hereby authorized as Makers' attorney-in-fact to note on Annex A hereto the borrowings, payments and reborrowings of Makers pursuant to the Line of Credit and such notations by Lender shall be definitive evidence thereof. The terms and conditions of this Note, in addition to those set forth above, are as follows:

      1. Attorneys' Fees. If this Note is placed in the hands of an attorney for collection, whether suit is brought or not, reasonable attorneys' fees and expenses in addition to the amount due hereon shall, to the extent permitted by law, be collectible herewith upon demand by the holder of this Note.

      2. Interest Year. All computations of interest shall be made on the basis of a year of three hundred sixty-five (365) days.

      3. Application of Payments, Etc. All payments made on account of this Note shall be applied first to fees and charges accruing hereunder, if any, then to accrued and unpaid interest, and the remainder, if any, shall be applied to the unpaid Principal Sum. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds.

      4. Security. Pursuant to the Agreement, Makers have granted to Lender a security interest in Collateral, comprising substantially of the assets of Makers, as security for the payment and performance by Makers of their obligations under this Note.

      5. Partial Invalidity. In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality,


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or  unenforceability  shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

      6. Governing Law. This Note shall be governed by and construed in accordance with the State of Maryland.

      7. JURISDICTION; WAIVER OF RIGHT TO JURY TRIAL. EACH MAKER HEREBY IRREVOCABLY CONSENTS TO THE PERSONAL JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF MARYLAND FOR PURPOSES OF ANY AND ALL ACTIONS AND PROCEEDINGS ARISING UNDER OR PURSUANT TO THIS NOTE OR ARISING UNDER OR PURSUANT TO THE AGREEMENT. EACH MAKER HEREBY IRREVOCABLY WAIVES ITS RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED SOLELY BEFORE THE COURT AND NOT BEFORE A JURY.

      8. Miscellaneous. Each right, power, and remedy of Lender as provided for in this Note or the Agreement, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by Lender of any or all such other rights, powers, or remedies shall not preclude the simultaneous or later exercise by Lender of any or all such rights, powers, or remedies. No failure or delay by Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement of any such breach, or preclude Lender from exercising any such right, power, or remedy at a later time or times. By accepting partial payment or payment after the due date of any amount payable under the terms of this Note, Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note. This Note may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]


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      IN  WITNESS  WHEREOF,  each of the  undersigned,  intending  to be legally bound, has duly executed this Note as of the day and year first above written. WITNESS/A l"1 hST:

WITNESS/ATTEST:                            ACORN HOLDING CORP.


By___________________________________      By___________________________________
  Name:                                      Name:
                                             Title:


                                           VALENTEC SYSTEMS, INC.


                                           By___________________________________
                                             Name:
                                             Title:


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                                     ANNEX A

                             REVOLVING NOTE SCHEDULE


                                                   INTEREST  INTEREST   NOTED
   DATE    ADVANCE    PRINCIPAL PAID    BALANCE     ACCRUED    PAID      BY
   ----    -------    --------------    -------    --------  --------   -----











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